Exhibit 10.13

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 22, 2016 (this “Agreement”), is entered into among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 30, 2012, as amended by (i) the First Amendment to Credit Agreement and Security Agreement dated as of June 7, 2013, (ii) the Second Amendment to Credit Agreement dated as of December 24, 2013. (iii) the Third Amendment to Credit Agreement dated as of May 8, 2014, (iv) the Fourth Amendment to Credit Agreement dated as of May 7, 2015, (v) the Fifth Amendment to Credit Agreement and Waiver Agreement dated as of July 29, 2015 and (vi) the Sixth Amendment to Credit Agreement dated as of August 25, 2015 (as the same may be further amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as further provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) In the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement,

(i) the reference to “Level 7” in the second proviso is hereby replaced with a reference to “Level 8.”

(ii) the table is amended and restated in its entirety to read as follows:

Level	Consolidated Leverage Ratio	Eurodollar Loans and Letter of Credit Fee	Base Rate Loans	Commitment Fee
1	< 1.50:1.0	2.50%	1.50%	0.375%
2	≥ 1.50:1.0 but < 2.00:1.0	2.75%	1.75%	0.375%
3	≥ 2.00:1.0 but < 2.50:1.0	3.00%	2.00%	0.500%
4	≥ 2.50:1.0 but < 3.00:1.0	3.25%	2.25%	0.500%
5	≥ 3.00:1.0 but < 3.50:1.0	3.50%	2.50%	0.500%
6	≥ 3.50:1.0 but < 4.00:1.0	4.00%	3.00%	0.500%
7	≥ 4.00:1.0 but < 4.75:1.0	4.50%	3.50%	0.500%
8	≥ 4.75:1.0	5.00%	4.00%	0.500%

(b) In clause (xii) of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement, the reference to “$2,500,000” is hereby replaced with a reference to “$4,000,000.”

(c) The definition of “Excluded Merchant Reserve and Settlement Accounts” in Section 1.1 of the Credit Agreement is hereby amended to delete the phrase “and set forth on Schedule 1.1” from such definition.

(d) In the definition of “Lender Insolvency Event” in Section 1.1 of the Credit Agreement, the following clause (d) is hereby added immediately following clause (c):

or (d) a Lender is the subject of a Bail-in Action;

(e) In the definition of “Net Cash Proceeds” in Section 1.1 of the Credit Agreement,

(i) the following language is hereby added after each reference to “Disposition”:

“including, without limitation, the Visa Europe Disposition”

(ii) the word “and” at the end of clause (b) is hereby deleted and the following language is added after the reference to “thereof”:

“or paid or payable as a result of the repatriation thereof, and”

(f) The definition of “Permitted BIN Arrangement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted BIN Arrangement” shall mean, collectively, (a) that certain BIN arrangement evidenced by that certain BIN Sponsorship Agreement by and between EVO Merchant Services, LLC and Deutsche Bank AG, dated as of January 19, 2012, and (b) any agreement entered into by EVO Merchant Services, LLC and another Person in replacement of the agreement referenced in clause (a) above (the “BIN Sponsorship Agreement”) so long as any such additional agreement is subject to terms and conditions substantially similar to those contained in the agreement referenced in clause (a) above.

(g) The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order;

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA. Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Seventh Amendment Effective Date” means March 22, 2016.

“Visa Europe Disposition” means that certain sale by Visa Europe of substantially all of its assets to Visa Inc., which, by virtue of the Borrower’s ownership interests in Visa Europe (whether direct or indirect), will result in the receipt of Net Cash Proceeds by the Borrower as a result of such sale.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(h) The following new clause (e) is hereby added to Section 2.12 of the Credit Agreement immediately following clause (d):

(e) Not later than fifteen (15) Business Days following receipt by the Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds of the Visa Europe Disposition, the Borrower shall prepay the Obligations in an amount equal to such Net Cash Proceeds. Any prepayment made by the Borrower pursuant to this Section 2.12(e) shall be applied as follows: first, to Administrative Agent’s fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all reimbursable expenses of the Lenders and all fees and reimbursable expenses of the Issuing Bank then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders and the Issuing Bank based on their respective Pro Rata Shares of such fees and expenses; third, to interest and fees then due and payable hereunder, pro rata to the Lenders based on their respective Pro Rata Shares of such interest and fees; and fourth, to the principal balance of the Term Loans, the Add-On Term Loans and the Incremental Term Loan A on a ratable basis, until all of the same shall have been paid in full, pro rata to the Lenders based on their Pro Rata Shares of each respective Term Loan, the Add-On Term Loans and the Incremental Term Loan A and applied to the principal installments of the Term Loans, the Add-On Term Loans and the Incremental Term Loan A in inverse order of maturity.

(i) In Section 2.23(a) of the Credit Agreement, clause (ii) is hereby amended to read as follows:

(ii) after giving effect to such increase, the Borrower shall demonstrate (i) compliance with the financial covenant set forth in Section 6.3 and (ii) that the Consolidated Leverage Ratio is less than 4.25:1.00, in each case, on a Pro Forma Basis and assuming actual average utilization of the Revolving Commitments over the immediately preceding fiscal quarter period,

(j) In Section 2.26(a)(i) of the Credit Agreement, the following phrase is hereby added to the beginning of clause (b), “subject to Section 11.19,”.

(k) The following new Section 4.19 is hereby added immediately following Section 4.18:

Section 4.19 EEA Financial Institution. No Loan Party is an EEA Financial Institution.

(1) In Section 6.1 of the Credit Agreement, the table is amended and restated in its entirety to read as follows:

Fiscal Year	March 31	June 30	September 30	December 31
2016	5.25:1.0	5,50:1.0	5.25:1.0	4.75:1.0
2017	4.50:1.0	N/A	N/A	N/A

(m) Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows;

Section 6.3 Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio to be less than (a) as of the Fiscal Quarter ending March 31, 2016, 1.25:1.00, (b) as of the Fiscal Quarters ending June 30, 2016 and September 30, 2016, 0.60:1.00, (c) as of the Fiscal Quarter ending December 31, 2016, 0.95:1.00 and (d) as of the Fiscal Quarter ending March 31, 2017, 1.15:1.00.

(n) Section 6.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.4 [Reserved].

(o) Section 7.1(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) So long as no Default or Event of Default has occurred and is continuing or would result from the incurrence thereof and the Borrower and the Restricted Subsidiaries demonstrate (i) compliance with the financial covenant set forth in Section 6.3 and (ii) that the Consolidated Leverage Ratio is less than 4.25:1.00, in each case, calculated on a Pro Forma Basis after giving effect to the incurrence thereof, Permitted Subordinated Debt;

(p) In Section 7.1(p) of the Credit Agreement, the reference to “$10,000,000” is hereby replaced with a reference to “$1,000,000.”

(q) Clause (y) of Section 7.4(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(y) the Borrower and the Restricted Subsidiaries demonstrate (A) compliance with the financial covenant set forth in Section 6.3 and (ii) that the Consolidated Leverage Ratio is less than 4.25:1.00. in each case, calculated on a Pro Forma Basis after giving effect thereto,

(r) The proviso at the end of Section 7.4(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

; provided, however, that (i) the aggregate amount of all such loans and advances does not exceed $3,000,000 at any time and (ii) with respect to any such loan or advance made after the Seventh Amendment Effective Date, the Borrower and the Restricted Subsidiaries demonstrate that the Consolidated Leverage Ratio is less than 4.25:1.00 calculated on a Pro Forma Basis after giving effect to such loans and/or advances;

(s) Clause (y) of Section 7.5(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(y) the Borrower and the Restricted Subsidiaries demonstrate (A) compliance with the financial covenant set forth in Section 6.3 and (ii) that the Consolidated Leverage Ratio is less than 4.25:1.00, in each case, calculated on a Pro Forma Basis after giving effect thereto,

(t) In Section 7.5(i) of the Credit Agreement, the reference to “$1,500,000” is hereby replaced with a reference to “$2,500,000.”

(u) The following new Section 11.19 is hereby added immediately following Section 11.18:

Section 11.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2. Effectiveness: Conditions Precedent. The Amendments set forth in Section 1 above shall become effective on the date first written above (the “Seventh Amendment Effective Date”), when the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received a counterpart of this Agreement signed by or on behalf of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(b) Receipt by the Administrative Agent of payment of all fees due and payable by the Loan Parties on or prior to the Seventh Amendment Effective Date to or for the account of the Lenders, Administrative Agent or an Arranger, as may be provided in the fee letter dated March 4, 2016, or that have been invoiced to the Borrower at least one (1) day prior to the Seventh Amendment Effective Date, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

3. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Agreement is a Loan Document.

5. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly executed and delivered by such Loan Party and constitutes its valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No consent or approval of, registration or filing with, or any action by, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.

(d) The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents, (ii) violate any Requirements of Law or (iii) contravene any material contracts to which such Loan Party is bound.

6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as written) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC,
a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Signatory

GUARANTORS:	EVO MERCHANT SERVICES, LLC,
a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Signatory

ENCORE PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

VISION PAYMENT SOLUTIONS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

NATIONWIDE PAYMENT SOLUTIONS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

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COMMERCE PAYMENT GROUP, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

EVO DIRECT, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

PRODIGY PAYMENT SYSTEMS, LLC,
Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

MOMENTUM PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

MOCA PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Signatory

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POWERPAY, LLC,
a Maine limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

POWERPAY CAPITAL, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

EVO PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

EVO POWERPAY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

CVE EVO, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

E-ONLINEDATA, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

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E-ONLINEDATA-POWERPAY, LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

MEINC,LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

EVO NA HOLDINGS 1 LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

EVO NA HOLDINGS 2 LLC,
a Delaware limited liability company

By:	/s/ Ray Sidhom
Name: Ray Sidhom
Title: Authorized Signatory

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ADMINISTRATIVE AGENT:	SUNTRUST BANK,
as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ David Bennett
Name: David Bennett
Title: Director

LENDERS:	SUNTRUST BANK,
as a Lender

	By:	/s/ David Bennett
Name: David Bennett
Title: Director

FIFTH THIRD BANK,
as a Lender

	By:	/s/ Carrie Glick
Name: Carrie Glick
Title: VP

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

PEOPLE’S UNITED BANK,
as a Lender

	By:	/s/ Matthew Harrison
Name: Matthew Harrison
Title: Vice President

SANTANDER BANK, N.A.,
as a Lender

	By:	/s/ Kristen Burke
Name: Kristen Burke
Title: SVP

SYNOVUS BANK,
as a Lender

	By:	/s/ Matthew Mckee
Name: Matthew Mckee
Title: Corporate Banker

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BANK OF NORTH CAROLINA, N.A.,
as a Lender

By:	/s/ William G. Cox
Name: William G. Cox
Title: SVP Commercial and Industrial Banking

COMERICA BANK,
as a Lender

By:	/s/ Timothy O’Rourke
Name: Timothy O’Rourke
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kathryn Tucker
Name: Kathryn Tucker
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Managing Director

REGIONS BANK,
as a Lender

By:	/s/ Steven Dixon
Name: Steven Dixon
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeremy Schultz
Name: Jeremy Schultz
Title: Managing Director

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SUMITOMO MITSUI BANKING CORP, as a Lender

By:	/s/ Christakis Droussiotis
Name:	Christakis Droussiotis
Title:	Managing Director

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ Kate Zhuk
Name:	Kate Zhuk
Title:	Assistant Vice President

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President

BMO HARRIS BANK, N,A., as a Lender

By:	/s/ Christina Boyle
Name:	Christina Boyle
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Kate Zhuk
Name:	Kate Zhuk
Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President Investment Advisor to AIB Debt Management, Limited